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                                                                   Exhibit 23(i)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into KCS Energy, Inc.'s previously filed Registration Statement File Nos. 33-25707, 33-28899, 33-45923 and 33-63982.


                                             Arthur Andersen LLP

New York, New York
April 13, 1998


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